Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

        (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002(subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Spantel Communications Inc., a Florida corporation ("The Company"), does hereby certify with respect to the Quarterly report of the Company on Form 10-QSB for the period ended March 31,2006 as filed with the Securities and Exchange Commission ("the Form 10-QSB")that :

            1) The Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

            2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




        /s/ JOSE RAMON BASTERRA                              Dated: May 23, 2006
       --------------------------
          Jose Ramon Basterra
                President
        (Chief Executive Officer)

           /s/ CESAR MARTINEZ                                Dated: May 23, 2006
       --------------------------
             Cesar Martinez
               Treasurer
        (Chief Financial Officer)



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